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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-85785) of EarthCare Company of our report dated April 28, 2000 relating to the combined financial statements, which appears in this form 8-K/A.





PricewaterhouseCoopers LLP


Tulsa, Oklahoma
April 28, 2000